Exhibit 99.1

Tintri Reports Second Quarter Fiscal 2018 Financial Results

MOUNTAIN VIEW, Calif, September 7, 2017 – Tintri, Inc. (NASDAQ: TNTR), a leading enabler of enterprise cloud, today reported results for its second quarter fiscal 2018 ended July 31, 2017.

“While the company’s revenue came in at the low end of our expectations, we delivered stronger than projected profitability and cash flow improvements,” said Ken Klein, Chairman and CEO at Tintri. “We remain confident in our competitive position and in the strength of our value proposition. In the quarter we received the largest order in the company’s history and added new enterprise logos. Additionally, we experienced continued momentum in our land-and-expand strategy with more purchases from current customers. We enter the second half of our fiscal year having just announced a new all-flash platform and additional software offerings—these further enhance our differentiation and better enable our customers to transition to the enterprise cloud.”

Q2 Key Quarterly Business and Financial Highlights

•	Quarterly revenue: $34.9 million, up 27% year-over-year.

•	Net Loss per Share Attributable to Common Stockholders: ($2.05) per share GAAP, improved from ($7.53) per share in the year-ago quarter; and ($0.91) per share non-GAAP, improved from ($1.03) per share in the year-ago quarter.

•	Cash and cash equivalents, and short-term investments: $80.6 million as of July 31, 2017, compared to $48.0 million as of January 31, 2017.

•	New customers: added new enterprise and CSP customers, increasing total customer count to over 1,400.

•	Launched new enterprise cloud offerings: Tintri EC6000 all-flash storage platform, Tintri Cloud Connector for integration to Amazon Web Services and IBM Cloud Object Storage, and advancements to machine learning powered Tintri Analytics.

•	Announced integration with Cisco UCS Director.

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

Second Quarter Fiscal 2018 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended July 31, 2017 and 2016 ($ and share count in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended July 31, 2017	Three Months Ended July 31, 2016	Year-over-Year Change
Revenue	$34.9	$27.6	27%
Gross Profit	$19.7	$17.8	$1.9
Gross Margin	56.5%	64.7%	(8.2 ppts)
Operating Loss	($49.1)	($24.5)	($24.6)
Operating Margin	(141.0%)	(89.0%)	(52.0 ppts)
Net Loss	($51.7)	($25.7)	($26.0)
Net Loss Attributable to Common Stockholders	($25.3)	($25.7)	$0.4
Net Loss per Share Attributable to Common Stockholders	($2.05)	($7.53)	$5.48
Weighted-Average Shares (Basic and Diluted)	12.3	3.4	8.9

Non-GAAP Quarterly Financial Information
	Three Months Ended July 31, 2017	Three Months Ended July 31, 2016	Year-over-Year Change
Gross Margin	60.1%	65.3%	(5.2 ppts)
Operating Loss	($24.9)	($20.9)	($4.0)
Operating Margin	(71.4%)	(75.8%)	4.4 ppts
Net Loss	($27.4)	($22.0)	($5.4)
Net Loss per Share	($0.91)	($1.03)	$0.12
Weighted-Average Shares (Basic and Diluted)	30.2	21.4	8.8
Free Cash Flow	($23.9)	($21.8)	($2.1)
Free Cash Flow % of Revenue	(68.4%)	(79.0%)	10.6 ppts

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Third Quarter Fiscal 2018 Financial Outlook

As we look ahead, we are providing the following outlook for the quarter ending October 31, 2017. We expect:

•	Revenue in the range of $36 to $37 million;

•	Non-GAAP loss per share in the range of ($0.77) to ($0.81), using 31.2 million weighted-average shares outstanding.

All forward-looking non-GAAP financial measures contained in this section titled “Third Quarter Fiscal 2018 Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities, and, as applicable, other special items. We have not reconciled guidance for non-GAAP loss per share to its most directly comparable GAAP measure because the items that have been excluded are uncertain and cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

Conference Call and Webcast

Tintri is hosting a conference call for analysts and investors to discuss its second quarter fiscal 2018 results and outlook for its third quarter at 2:00 p.m. Pacific Time today, September 7, 2017. Participants can listen in via webcast by visiting the Investor Relations section of Tintri’s website at ir.tintri.com. Please go to the website at least 15 minutes early to register, download, and install any necessary audio software. A replay of the webcast will be available for 7 days after the call. The conference call can also be accessed by dialing 1-844-379-5957 or +1-209-905-5964 and using the conference ID 63265823. Following the call, an audio replay will also be available by calling 1-855-859-2056 or +1-404-537-3406 and entering the conference ID 63265823. The audio replay will be available through 5:00 p.m. Pacific Time on September 14, 2017.

Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements relating to estimated revenues and non-GAAP loss per share for future fiscal periods, our competitive position and environment, sales trends, and product releases. These forward-looking statements are not historical facts, and instead are based on our current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events, and involves risks, uncertainties, and other factors beyond our control that may cause these statements to be inaccurate and cause our actual results, performance, or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: the rapid evolution of the markets in which we compete; our ability to sustain or manage future growth effectively; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, our revenue mix, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, changes in the pricing of certain components of our solutions, and fluctuations in demand and competitive pricing pressures for our solutions; the introduction or acceleration of adoption of competing solutions; failure to develop, or unexpected difficulties or delays in developing, new product features or technology on a timely or cost-effective basis; and other risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the final Prospectus related to our initial public offering of common stock (“IPO”) filed pursuant to Rule 424(b) under the Securities Act of 1933 (Registration No. 333-218429), and other reports on file with the U.S. Securities and Exchange Commission (“SEC”), which are available on our investor relations website at https://ir.tintri.com and on the SEC website at www.sec.gov, or that we may file with the SEC following the date of this press release, including our Quarterly Report on Form 10-Q for the quarter ended July 31, 2017. All statements provided in this release speak only as of the date of this press release and, except as required by law, we assume no obligation to update any forward-looking statements to reflect actual results or subsequent events or circumstances.

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures and other key performance measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, pro forma non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of certain items such as stock-based compensation expense, IPO-related expenses not netted against IPO proceeds, and adjustment to Series E, E-1, and F Convertible Preferred Stock related to our IPO. Free cash flow is a performance measure that our management believes provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures, and we define free cash flow as net cash used in operating activities less purchases of property and equipment. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures and key performance measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures and key performance measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity, and planning, forecasting, and analyzing future periods. However, these non-GAAP financial and key performance measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, pro forma non-GAAP net loss per share, and free cash flow are not substitutes for gross profit, gross margin, operating expenses, loss from operations, operating margin, net loss or net loss attributable to common stockholders, net loss per share or net loss per share attributable to common stockholders, net loss per share or net loss per share attributable to common stockholders, or net cash used in operating activities, respectively. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. We urge you to review the reconciliation of our non-GAAP financial measures and key performance measures to the most directly comparable GAAP financial measures included below in the tables captioned “Reconciliation of GAAP to Non-GAAP Profit Measures,” and “Reconciliation of GAAP Net Cash Used In Operating Activities to Non-GAAP Free Cash Flow,” and not to rely on any single financial measure to evaluate our business.

About Tintri

Tintri (NASDAQ: TNTR) offers an enterprise cloud infrastructure built on a public cloud-like web services architecture and RESTful APIs. Organizations use Tintri all-flash storage with scale-out and automation as a foundation for their own clouds—to build agile development environments for cloud native applications and to run mission critical enterprise applications. Tintri enables users to guarantee the performance of their applications, automate common IT tasks to reduce operating expenses, troubleshoot across their infrastructure, and predict an organization’s needs to scale—the underpinnings of a modern data center. That’s why leading cloud service providers and enterprises, including Comcast, Chevron, NASA, Toyota, United Healthcare and 20% of the Fortune 100 companies, trust Tintri with enterprise cloud. For more information, visit www.tintri.com and follow us on Twitter: @Tintri. Tintri has used, and intends to continue to use, its Investor Relations website and the Twitter account of @tintri as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

© 2017 Tintri, Inc. All rights reserved. Tintri and the Tintri logo are registered trademarks or trademarks of Tintri, Inc. in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be trademarks of their respective holder(s).

AT TINTRI:

Investor Relations Contact: David Jew, 650.772.3838, ir@tintri.com

TINTRI, INC.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	As of January 31,	As of July 31,
	2017	2017
Assets
Current assets:
Cash and cash equivalents	$48,048	$72,691
Short-term investments	—	7,926
Accounts receivable, net	30,749	18,946
Inventories, net	6,509	6,180
Prepaid and other current assets	6,202	4,958

Total current assets	91,508	110,701
Property and equipment, net	10,410	10,000
Other long-term assets	2,984	3,000

Total assets	$104,902	$123,701

Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable	$15,674	$18,057
Accrued and other current liabilities	20,668	19,725
Deferred revenue, current	28,056	30,172
Long-term debt, current portion	—	18,962

Total current liabilities	64,398	86,916
Deferred revenue, non-current	28,389	30,463
Long-term debt	48,914	49,540
Other long-term liabilities	5,041	5,256

Total liabilities	$146,742	$172,175

Commitments and contingencies
Convertible preferred stock	$257,141	$—
Stockholders’ deficit:
Common stock	1	2
Additional paid-in capital	41,745	355,132
Notes receivables from stockholders	(1,544)	(744)
Accumulated other comprehensive loss	(466)	(337)
Accumulated deficit	(338,717)	(401,316)
Treasury stock	—	(1,211)

Total stockholders’ deficit	(298,981)	(48,474)

Total liabilities, convertible preferred stock and stockholders’ deficit	$104,902	$123,701

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

TINTRI, INC.

Condensed Consolidated Statements of Operations

(In thousands, except share and per share data, unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2016	2017	2016	2017
Revenue:
Product	$20,768	$26,329	$37,445	$48,716
Support and maintenance	6,788	8,537	12,987	16,505

Total revenue	27,556	34,866	50,432	65,221

Cost of revenue:
Product	7,160	11,470	13,096	20,379
Support and maintenance	2,568	3,682	4,640	6,721

Total cost of revenue	9,728	15,152	17,736	27,100

Gross Profit:
Product	13,608	14,859	24,349	28,337
Support and maintenance	4,220	4,855	8,347	9,784

Total gross profit	17,828	19,714	32,696	38,121

Operating expenses:
Research and development	12,989	23,080	26,648	38,003
Sales and marketing	24,466	32,607	49,462	60,049
General and administrative	4,911	13,171	10,586	18,503

Total operating expenses	42,366	68,858	86,696	116,555

Loss from operations	(24,538)	(49,144)	(54,000)	(78,434)
Other expense, net:
Interest expense	(1,376)	(2,798)	(2,813)	(4,072)
Other income, net	395	413	681	455

Total other expense, net	(981)	(2,385)	(2,132)	(3,617)

Loss before provision for income taxes	(25,519)	(51,529)	(56,132)	(82,051)
Provision for income taxes	153	138	351	296

Net loss	$(25,672)	$(51,667)	$(56,483)	$(82,347)

Deemed dividend to Series E and E-1 Convertible Preferred Stock	$—	$—	$—	$(6,588)
Impact of adjustment to Series E, E-1 and F Convertible Preferred Stock	$—	$26,336	$—	$26,336

Net loss attributable to common stockholders	$(25,672)	$(25,331)	$(56,483)	$(62,599)

Net loss per share attributable to common stockholders—basic and diluted	$(7.53)	$(2.05)	$(16.63)	$(7.78)

Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	3,409,123	12,343,830	3,397,369	8,045,418

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

TINTRI, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands, unaudited)

	Six Months Ended July 31,
	2016	2017
Cash flows from operating activities:
Net loss	$(56,483)	$(82,347)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,799	3,605
Stock-based compensation expense	7,441	25,918
Accretion of balloon payment	402	750
Amortization of debt issuance cost, credit facility fees and debt discounts	221	105
Other	(18)	(13)
Changes in operating assets and liabilities:
Accounts receivable	5,662	11,803
Inventories	(1,009)	329
Prepaid expenses and other assets	(2,976)	(887)
Payment of offering costs	(1,900)	(1,518)
Accounts payable	2,569	(1,583)
Deferred revenue	3,540	4,190
Accrued and other liabilities	(1,760)	(1,807)

Net cash used in operating activities	(39,512)	(41,455)

Cash flows from investing activities:
Purchase of property and equipment	(2,331)	(2,054)
Purchase of investments	(8,423)	(7,926)
Proceeds from maturities of investments	40,810	—

Net cash provided by (used in) investing activities	30,056	(9,980)

Cash flows from financing activities:
Payment on capital lease financing	(112)	(172)
Proceeds from revolving line of credit	6,962	5,000
Proceeds from term loan	—	15,000
Proceeds from initial public offering, net of underwriting discounts and commissions	—	55,804
Proceeds from repayment of employee notes receivable	67	—
Proceeds from exercise of stock options	696	470

Net cash provided by financing activities	7,613	76,102
Foreign exchange impact on cash and cash equivalents	(62)	(24)

Net increase (decrease) in cash and cash equivalents	(1,905)	24,643
Cash and cash equivalents, beginning of period	50,716	48,048

Cash and cash equivalents, end of period	$48,811	$72,691

Reconciliation of GAAP to Non-GAAP Profit Measures

(in thousands, except share and per share data)

	GAAP	Non-GAAP Adjustments			Non-GAAP
	Three Months Ended July 31, 2017	Stock-based compensation	Other non-GAAP adjustments (1)	Income tax effect on non-GAAP adjustments	Three Months Ended July 31, 2017
Gross profit	$19,714	$1,228	$—	$—	$20,942
Gross margin	56.5%				60.1%
Operating expenses
Research and development	23,080	(8,380)	(20)		14,680
Sales and marketing	32,607	(4,638)	(984)		26,985
General and administrative	13,171	(8,207)	(805)		4,159
Total operating expenses	68,858	(21,225)	(1,809)		45,824
Loss from operations	(49,144)	22,453	1,809		(24,882)
Operating margin	(141.0%)				(71.4%)
Net loss	$(51,667)	$22,453	$1,809	$(32)	$(27,437)
Net loss adjustment (2)	26,336	—	(26,336)	—	—
Net loss attributable to common stockholders	$(25,331)	$22,453	$(24,527)	$(32)	$(27,437)
Weighted-shares outstanding, basic and diluted	12,343,830				12,343,830
Pro forma adjustment (3)	17,884,027				17,884,027
Pro forma weighted-shares outstanding, basic and diluted	30,227,857				30,227,857
Net loss per share attributable to common stockholders, basic and diluted	$(2.05)
Pro forma net loss per share attributable to common stockholders, basic and diluted	$(0.84)	$0.74	$(0.81)	$—	$(0.91)

(1)	IPO-related expenses not netted against IPO proceeds
(2)	adjustment to Series E, E-1, and F Convertible Preferred Stock related to IPO
(3)	to reflect assumed conversion of convertible preferred stock, IPO shares, and other adjustments as of the beginning of the period

Tintri Reports Second Quarter of Fiscal 2018 Financial Results

Reconciliation of GAAP to Non-GAAP Profit Measures

(in thousands, except share and per share data)

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Three Months Ended July 31, 2016	Stock-based compensation	Income tax effect on non-GAAP adjustments	Three Months Ended July 31, 2016
Gross profit	$17,828	$163	$—	$17,991
Gross margin	64.7%			65.3%
Operating expenses
Research and development	12,989	(1,384)		11,605
Sales and marketing	24,466	(1,027)		23,439
General and administrative	4,911	(1,069)		3,842
Total operating expenses	42,366	(3,480)		38,886
Loss from operations	(24,538)	3,643		(20,895)
Operating margin	(89.0%)			(75.8%)
Net loss	$(25,672)	$3,643	$39	$(21,990)
Weighted-shares outstanding, basic and diluted	3,409,123			3,409,123
Pro forma adjustment (1)	17,992,973			17,992,973
Pro forma weighted-shares outstanding, basic and diluted	21,402,096			21,402,096
Net loss per share, basic and diluted	$(7.53)
Pro forma net loss per share, basic and diluted	$(1.20)	$0.17	$—	$(1.03)

(1)	to reflect assumed conversion of convertible preferred stock as of the beginning of the period

Reconciliation of GAAP Net Cash Used In Operating Activities to Non-GAAP Free Cash Flow

(in thousands)

	Three Months Ended July 31, 2017	Three Months Ended July 31, 2016
Net cash used in operating activities	$(22,480)	$(19,816)
Less: Purchase of property and equipment	(1,378)	(1,959)
Free cash flow	(23,858)	(21,775)
Free cash flow % revenue	(68.4%)	(79.0%)

Source: Tintri